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                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                CURRENT REPORT


                      Pursuant to Section 13 or 15[d] of
                     The Securities Exchange Act of 1934




       DATE OF REPORT [Date of earliest event reported]: March 11, 1998



                          LASER VISION CENTERS, INC.
              [Exact name of Issuer as specified in its charter]





Delaware                           33-33843                  43-153003
[State or other                    [Commission               [IRS Employer
jurisdiction of                    File Number]              Identification
incorporation]                                               Number]




                    540 Maryville Centre Drive, Suite 200
                          St. Louis, Missouri 63141
                   [Address of Principal Executive Offices]






                  Issuer's telephone number: [314] 434-6900


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                                   FORM 8-K


ITEM 5. OTHER EVENTS

        On March 11, 1998, the Company was served with a subpoena by the United States Department of Justice. The Company understands that the subpoena is part of an industry-wide investigation regarding the international card, compact disc software that enables excimer lasers to be used to perform laser eye surgeries for higher myopia cases (greater than - 6.0 diopters) than were initially approved by the FDA. The FDA approved use of excimer lasers for higher myopia cases in January, 1998. The Company intends to cooperate fully with the Department of Justice.

        On March 16, 1998, the Company issued a press release pertaining to the subpoena. A copy of that press release is attached hereto as an exhibit.

ITEM 7(c). LIST OF EXHIBITS FILED

99.1    Press Release





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FORM 8-K



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LASER VISION CENTERS, INC.





                                         BY: /s/ John J. Klobnak
                                            ----------------------------
                                             John J. Klobnak
                                             Chief Executive Officer



Date: March 17, 1998






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